UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2003

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 652-8187

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 18, 2003, Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”) announced sales and earnings for the second fiscal quarter of 2003. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on August 19, 2003 to discuss the results of operations for the second quarter of 2003 is furnished herewith as Exhibit 99.2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREYER’S GRAND ICE CREAM HOLDINGS, INC.
Date: August 20, 2003
	By:	/s/Alberto Romaneschi

	Name:	Alberto Romaneschi

	Title:	Executive Vice President – Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated August 18, 2003
99.2	Transcript from August 19, 2003 earnings call.